UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 26, 2017, iHeartMedia, Inc. (the “Company”) held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting of Stockholders.

As previously disclosed, Irving L. Azoff, who previously served as a member of the Board of Directors, resigned from the Board of Directors effective May 3, 2017. The Board of Directors has yet to decide whether a new director will be appointed to fill the resulting vacancy or to reduce the size of the Board of Directors.

As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2017, and as supplemented on May 5, 2017, holders of the Company’s Class A common stock, voting as a separate class, are entitled to elect two members of the Board of Directors (David C. Abrams and Jonathon S. Jacobson). For the election of the other members of the Board of Directors and all other matters submitted to a vote of the stockholders, the holders of Class A common stock and Class B common stock vote together as a single class.

1. The Company’s stockholders elected each of the following thirteen nominees for directors to serve until the next Annual Meeting of Stockholders or until his or her successor shall have been elected and qualified.

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Vote
Class A Common Stock
David C. Abrams	20,729,239	945,627	5,031,061
John N. Belitsos	20,746,970	927,896	5,031,061
Frederic F. Brace	20,887,109	787,757	5,031,061
Richard J. Bressler	20,476,619	1,198,247	5,031,061
James C. Carlisle	20,195,553	1,479,313	5,031,061
John P. Connaughton	20,729,239	945,627	5,031,061
Charles H. Cremens	21,157,714	517,152	5,031,061
Matthew J. Freeman	20,746,726	928,140	5,031,061
Laura A. Grattan	20,746,688	928,178	5,031,061
Blair E. Hendrix	20,195,276	1,479,590	5,031,061
Jonathon S. Jacobson	20,465,632	1,209,234	5,031,061
Robert W. Pittman	20,714,907	959,959	5,031,061
Scott M. Sperling	20,458,878	1,215,988	5,031,061

Class B Common Stock
David C. Abrams	—	—	—
John N. Belitsos	59,522,270	—	—
Frederic F. Brace	59,522,270	—	—
Richard J. Bressler	59,522,270	—	—
James C. Carlisle	59,522,270	—	—
John P. Connaughton	59,522,270	—	—
Charles H. Cremens	59,522,270	—	—
Matthew J. Freeman	59,522,270	—	—
Laura A. Grattan	59,522,270	—	—
Blair E. Hendrix	59,522,270	—	—
Jonathon S. Jacobson	—	—	—
Robert W. Pittman	59,522,270	—	—
Scott M. Sperling	59,522,270	—	—

Total
David C. Abrams	20,729,239	945,627	5,031,061
John N. Belitsos	80,269,240	927,896	5,031,061
Frederic F. Brace	80,409,379	787,757	5,031,061
Richard J. Bressler	79,998,889	1,198,247	5,031,061
James C. Carlisle	79,717,823	1,479,313	5,031,061
John P. Connaughton	80,251,509	945,627	5,031,061
Charles H. Cremens	80,679,984	517,152	5,031,061
Matthew J. Freeman	80,268,996	928,140	5,031,061
Laura A. Grattan	80,268,958	928,178	5,031,061
Blair E. Hendrix	79,717,546	1,479,590	5,031,061
Jonathon S. Jacobson	20,465,632	1,209,234	5,031,061
Robert W. Pittman	80,237,177	959,959	5,031,061
Scott M. Sperling	79,981,148	1,215,988	5,031,061

2. The advisory resolution on executive compensation was approved.

Proposal 2: Approval of the advisory (non-binding) resolution on executive compensation

	For	Against	Abstain	Broker Non-Vote
Class A Common Stock	20,421,657	739,021	514,188	5,031,061
Class B Common Stock	59,522,270	—	—	N/A

Total	79,943,927	739,021	514,188	5,031,061

3. In the advisory vote on the frequency of future advisory votes on executive compensation, votes were cast as set forth below. In light of the voting results, the Company’s Board of Directors has decided that the Company will include an advisory vote on executive compensation in its proxy materials once every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation. In accordance with the rules and regulations of the Securities and Exchange Commission, the Company is required to hold an advisory vote on the frequency of future advisory votes on executive compensation at least once every six years.

Proposal 3: Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation

	1 year	2 years	3 years	Abstain	Broker Non-Vote
Class A Common Stock	1,416,463	23,024	19,646,188	589,191	5,031,061
Class B Common Stock	—	—	59,522,270	—	N/A

Total	1,416,463	23,024	79,168,458	589,191	5,031,061

4. The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017 was ratified.

Proposal 4: Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2017

	For	Against	Abstain	Broker Non-Vote
Class A Common Stock	26,023,325	132,145	550,457	N/A
Class B Common Stock	59,522,270	—	—	N/A

Total	85,545,595	132,145	550,457	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: June 1, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

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